UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22895

Capitol Series Trust
(Exact name of registrant as specified in charter)

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246
(Address of principal executive offices) (Zip code)

Zachary P. Richmond
Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, OH 45246
(Name and address of agent for service)

Registrant’s telephone number, including area code:	513-587-3400

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2025

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Hull Tactical US ETF

(HTUS) Cboe BZX Exchange, Inc.

Annual Shareholder Report - October 31, 2025

Fund Overview

This annual shareholder report contains important information about Hull Tactical US ETF (the "Fund") for the period of November 1, 2024 to October 31, 2025.  You can find additional information about the Fund at https://www.hulltacticalfunds.com/htus/documents/. You can also request this information by contacting us at (844) 484-2484.

What were the Fund’s costs for the last year?

(based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Hull Tactical US ETF	$99	0.91%

How did the fund perform last year?

On behalf of the entire team, we want to express our appreciation for the confidence you have placed in the Fund. The following information pertains to the fiscal period from November 1, 2024 through October 31, 2025.

The Fund is an actively managed exchange-traded fund that seeks long-term capital appreciation through dynamic exposure to U.S. equity, derivative, and treasury markets. The Fund’s target exposure is updated daily, ranging from a maximum long position of 200% to a maximum short position of -100%. Short exposure is implemented through derivatives, allowing the Fund to express tactical views without directly shorting underlying securities. These positions typically add value during periods of market weakness and detract during strong market advances.

During the first half of the fiscal year, equity markets exhibited elevated volatility amid shifting expectations for Federal Reserve policy and tariff uncertainty. In the latter half, markets strengthened on moderating inflation data and optimism for a soft landing. The Fund’s dynamic exposure allowed it to capture much of the market upside while mitigating downside risk during corrections.

The Fund experienced positive performance during the fiscal year ended October 31, 2025. The Market price for the Fund increased 17.05% and the net asset value increased 18.11%. The benchmark S&P 500® Index, a broad market index, increased 21.45% over the same period.

We appreciate your investment in the Fund.

How has the Fund performed over the last ten years?

Total Return Based on $10,000 Investment

Hull Tactical US ETF
S&P 500® Index
40,000
30,000
20,000
10,000
0
10/31/15
10/31/16
10/31/17
10/31/18
10/31/19
10/31/20
10/31/21
10/31/22
10/31/23
10/31/24
10/31/25

	Hull Tactical US ETF	S&P 500® Index
10/31/15	$10,000	$10,000
10/31/16	$10,707	$10,451
10/31/17	$11,917	$12,921
10/31/18	$12,219	$13,870
10/31/19	$13,243	$15,857
10/31/20	$13,892	$17,397
10/31/21	$18,534	$24,862
10/31/22	$17,006	$21,230
10/31/23	$18,842	$23,383
10/31/24	$26,943	$32,272
10/31/25	$31,821	$39,196

Average Annual Total Returns

	1 Year	5 years	10 Years
Hull Tactical US ETF - NAV	18.11%	18.03%	12.27%
S&P 500® Index	21.45%	17.64%	14.64%

The Fund's past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Call (844) 484-2484 or visit https://www.hulltacticalfunds.com/htus/documents/  for updated performance information.

What did the Fund invest in?

Asset Type Weighting (% of net assets)

Value	Value
Other Assets in Excess of Liabilities	25.6%
Index Options	0.1%
U.S. Treasury Obligations	24.7%
Exchange-Traded Funds	49.6%

Fund Statistics

Net Assets	$136,827,541
Number of Portfolio Holdings	108
Advisory Fee	$915,563
Portfolio Turnover	71%

Material Fund Changes

No material changes occurred during the year ended October 31, 2025.

Hull Tactical US ETF - Fund (HTUS)

Annual Shareholder Report - October 31, 2025

Where can I find additional information about the Fund?

Additional information is available on the Fund's website (https://www.hulltacticalfunds.com/htus/documents/), including its:

  Prospectus

  Financial information

  Holdings

  Proxy voting information

TSR-AR 103125-HTUS

(b)	Not applicable.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 13(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

(a)(1)	The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	The audit committee financial expert is Lori Kaiser, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)(1)	The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)	The audit committee financial expert is Lori Kaiser, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees billed to the registrant by its principal accountants for the most recent fiscal year:

Hull Tactical US ETF:	FY 2025	$15,000
	FY 2024	$15,000

(b)	Audit-Related Fees billed to the registrant by its principal accountants for the most recent fiscal year:

Hull Tactical US ETF:	FY 2025	$0
	FY 2024	$0

(c)	Tax Fees billed to the registrant by its principal accountants for the most recent fiscal year:

Hull Tactical US ETF:	FY 2025	$3,500
	FY 2024	$3,500

Nature of the fees: Preparation of the 1120 RIC and Excise review

(d)	All other fees billed to the registrant by its principal accountants for the most recent fiscal year:

Hull Tactical US ETF:	FY 2025	$0
	FY 2024	$0

(e)(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2025	$3,500	$0
FY 2024	$3,500	$0

(h)	NOT APPLICABLE. The auditor performed no services for the registrant’s investment advisers or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Certain series of the registrant that appear in the shareholder report included in Item 1 are listed issuers as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and have a separately-designated standing audit committee established in accordance with Section 3(a)(58)A of the Exchange Act. The registrant’s audit committee member is Lori Kaiser.

Item 6. Schedule of Investments.

The Registrant’s schedule of investments in unaffiliated issuers is included in the Financial Statements under Item 7 of this form.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

Hull Tactical US ETF

Ticker: HTUS

Annual Financial Statements and

Additional Information

October 31, 2025

LISTED ON THE CBOE BZX EXCHANGE, INC. (THE “EXCHANGE”)

Hull Tactical US ETF

Schedule of Investments

October 31, 2025

	Shares	Fair Value
EXCHANGE-TRADED FUNDS — 49.63%
Exchange-Traded Funds — 49.63%
Alpha Architect 1-3 Month Box ETF	36,447	$4,161,154
SPDR S&P 500 ETF Trust(a)(b)	93,454	63,741,235
Total Exchange-Traded Funds (Cost $56,090,967)		67,902,389

	Principal Amount
U.S. GOVERNMENT & AGENCIES(c)(d) — 24.74%
United States Treasury Bill, 3.76%, 11/18/2025	$7,000,000	6,988,720
United States Treasury Bill, 3.86%, 11/25/2025	5,000,000	4,988,180
United States Treasury Bill, 3.89%, 11/28/2025	8,000,000	7,978,513
United States Treasury Bill, 3.85%, 12/30/2025	8,000,000	7,950,961
United States Treasury Bill, 3.76%, 1/27/2026	6,000,000	5,947,027
Total U.S. Government & Agencies (Cost $33,841,927)		33,853,401

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Fair Value
PURCHASED CALL OPTIONS — 0.00%
S&P 500 Mini Index XSP	12	$820,824	$693.00	November 2025	24
S&P 500 Mini Index XSP	10	684,020	694.00	November 2025	30
S&P 500 Mini Index XSP	14	957,628	695.00	November 2025	14
S&P 500 Mini Index XSP	6	410,412	697.00	November 2025	12
S&P 500 Mini Index XSP	13	889,226	699.00	November 2025	13
S&P 500 Mini Index XSP	12	820,824	701.00	November 2025	24
S&P 500 Mini Index XSP	2	136,804	709.00	November 2025	9
S&P 500 Mini Index XSP	13	889,226	695.00	November 2025	195
S&P 500 Mini Index XSP	13	889,226	697.00	November 2025	52
S&P 500 Mini Index XSP	13	889,226	699.00	November 2025	117
S&P 500 Mini Index XSP	13	889,226	696.00	November 2025	221
S&P 500 Mini Index XSP	10	684,020	700.00	November 2025	50
S&P 500 Mini Index XSP	12	820,824	702.00	November 2025	36
S&P 500 Mini Index XSP	13	889,226	704.00	November 2025	65
S&P 500 Mini Index XSP	11	752,422	706.00	November 2025	44
S&P 500 Mini Index XSP	10	684,020	710.00	November 2025	65
Total Purchased Call Options (Cost $21,702)					971

PURCHASED PUT OPTIONS — 0.06%
S&P 500 Mini Index XSP	10	684,020	661.00	November 2025	55
S&P 500 Mini Index XSP	23	1,573,246	687.00	November 2025	8,349
S&P 500 Mini Index XSP	23	1,573,246	685.00	November 2025	5,704
S&P 500 Mini Index XSP	24	1,641,648	683.00	November 2025	3,900
S&P 500 Mini Index XSP	22	1,504,844	679.00	November 2025	1,650
S&P 500 Mini Index XSP	11	752,422	677.00	November 2025	544
S&P 500 Mini Index XSP	26	1,778,452	681.00	November 2025	2,795
S&P 500 Mini Index XSP	11	752,422	673.00	November 2025	264
S&P 500 Mini Index XSP	13	889,226	671.00	November 2025	227

See accompanying notes which are an integral part of these financial statements.

Hull Tactical US ETF

Schedule of Investments (continued)

October 31, 2025

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Fair Value
PURCHASED PUT OPTIONS — 0.06% - continued
S&P 500 Mini Index XSP	11	$752,422	$669.00	November 2025	$143
S&P 500 Mini Index XSP	12	820,824	665.00	November 2025	96
S&P 500 Mini Index XSP	12	820,824	663.00	November 2025	72
S&P 500 Mini Index XSP	13	889,226	675.00	November 2025	435
S&P 500 Mini Index XSP	12	820,824	677.00	November 2025	1,254
S&P 500 Mini Index XSP	24	1,641,648	687.00	November 2025	10,284
S&P 500 Mini Index XSP	13	889,226	685.00	November 2025	4,108
S&P 500 Mini Index XSP	13	889,226	683.00	November 2025	3,114
S&P 500 Mini Index XSP	14	957,628	681.00	November 2025	2,450
S&P 500 Mini Index XSP	26	1,778,452	679.00	November 2025	3,419
S&P 500 Mini Index XSP	13	889,226	675.00	November 2025	968
S&P 500 Mini Index XSP	11	752,422	671.00	November 2025	489
S&P 500 Mini Index XSP	11	752,422	669.00	November 2025	379
S&P 500 Mini Index XSP	12	820,824	667.00	November 2025	330
S&P 500 Mini Index XSP	10	684,020	665.00	November 2025	160
S&P 500 Mini Index XSP	13	889,226	663.00	November 2025	234
S&P 500 Mini Index XSP	12	820,824	661.00	November 2025	180
S&P 500 Mini Index XSP	12	820,824	659.00	November 2025	144
S&P 500 Mini Index XSP	12	820,824	673.00	November 2025	684
S&P 500 Mini Index XSP	24	1,641,648	683.00	November 2025	7,428
S&P 500 Mini Index XSP	26	1,778,452	681.00	November 2025	6,214
S&P 500 Mini Index XSP	13	889,226	679.00	November 2025	2,425
S&P 500 Mini Index XSP	12	820,824	675.00	November 2025	1,392
S&P 500 Mini Index XSP	11	752,422	673.00	November 2025	1,018
S&P 500 Mini Index XSP	12	820,824	665.00	November 2025	486
S&P 500 Mini Index XSP	13	889,226	669.00	November 2025	787
S&P 500 Mini Index XSP	13	889,226	667.00	November 2025	644
S&P 500 Mini Index XSP	11	752,422	663.00	November 2025	369
S&P 500 Mini Index XSP	10	684,020	671.00	November 2025	735
S&P 500 Mini Index XSP	23	1,573,246	685.00	November 2025	8,947
Total Purchased Put Options (Cost $104,178)					82,876
Total Purchased Options (Cost $125,880)					83,847

Total Investments — 74.43% (Cost $90,058,774)					101,839,637

Other Assets in Excess of Liabilities — 25.57%					34,987,904

Net Assets — 100.00%					$136,827,541

(a)	Represents an investment greater that 25% of the Fund’s net assets. Performance of the Fund may be adversely impacted by concentrated investments in securities. As of October 31, 2025, the percentage of net assets invested in SPDR S&P 500 ETF was 46.59% of the Fund. The financial statements and portfolio holdings for this security can be found at www.sec.gov.

See accompanying notes which are an integral part of these financial statements.

Hull Tactical US ETF

Schedule of Investments (continued)

October 31, 2025

(b)	Securities, or a portion thereof, have been pledged as collateral on open futures contracts and/or written options contracts. The total collateral pledged is $57,014,017.
(c)	The rate shown represents effective yield at time of purchase.
(d)	Non-income producing security.

ETF	- Exchange-Traded Fund
SPDR	- Standard & Poor’s Depositary Receipt

See accompanying notes which are an integral part of these financial statements.

Hull Tactical US ETF

Schedule of Open Written Option Contracts

October 31, 2025

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Fair Value
Written Call Options 0.00%
S&P 500 Mini Index XSP	(2)	$(136,804)	$690.00	November 2025	$(37)
S&P 500 Mini Index XSP	(35)	(2,394,070)	696.00	November 2025	(70)
S&P 500 Mini Index XSP	(33)	(2,257,266)	698.00	November 2025	(33)
S&P 500 Mini Index XSP	(24)	(1,641,648)	700.00	November 2025	(48)
S&P 500 Mini Index XSP	(11)	(752,422)	702.00	November 2025	(49)
S&P 500 Mini Index XSP	(13)	(889,226)	704.00	November 2025	(58)
S&P 500 Mini Index XSP	(12)	(820,824)	712.00	November 2025	(54)
S&P 500 Mini Index XSP	(3)	(205,206)	694.00	November 2025	(33)
S&P 500 Mini Index XSP	(34)	(2,325,668)	696.00	November 2025	(238)
S&P 500 Mini Index XSP	(36)	(2,462,472)	698.00	November 2025	(180)
S&P 500 Mini Index XSP	(23)	(1,573,246)	700.00	November 2025	(69)
S&P 500 Mini Index XSP	(37)	(2,530,874)	702.00	November 2025	(74)
S&P 500 Mini Index XSP	(11)	(752,422)	704.00	November 2025	(22)
S&P 500 Mini Index XSP	(3)	(205,206)	714.00	November 2025	(3)
S&P 500 Mini Index XSP	(13)	(889,226)	697.00	November 2025	(163)
S&P 500 Mini Index XSP	(21)	(1,436,442)	699.00	November 2025	(420)
S&P 500 Mini Index XSP	(24)	(1,641,648)	701.00	November 2025	(168)
S&P 500 Mini Index XSP	(10)	(684,020)	703.00	November 2025	(50)
S&P 500 Mini Index XSP	(11)	(752,422)	705.00	November 2025	(22)
S&P 500 Mini Index XSP	(11)	(752,422)	707.00	November 2025	(72)
Total Written Call Options (Premiums Received $46,511)					$(1,863)

Written Put Options (0.04)%
S&P 500 Mini Index XSP	(10)	(684,020)	678.00	November 2025	(600)
S&P 500 Mini Index XSP	(12)	(820,824)	680.00	November 2025	(1,056)
S&P 500 Mini Index XSP	(12)	(820,824)	682.00	November 2025	(1,590)
S&P 500 Mini Index XSP	(11)	(752,422)	684.00	November 2025	(2,172)
S&P 500 Mini Index XSP	(11)	(752,422)	686.00	November 2025	(3,316)
S&P 500 Mini Index XSP	(11)	(752,422)	668.00	November 2025	(330)
S&P 500 Mini Index XSP	(3)	(205,206)	670.00	November 2025	(466)
S&P 500 Mini Index XSP	(11)	(752,422)	676.00	November 2025	(941)
S&P 500 Mini Index XSP	(12)	(820,824)	678.00	November 2025	(1,368)
S&P 500 Mini Index XSP	(24)	(1,641,648)	682.00	November 2025	(4,872)
S&P 500 Mini Index XSP	(10)	(684,020)	684.00	November 2025	(2,730)
S&P 500 Mini Index XSP	(13)	(889,226)	686.00	November 2025	(4,836)
S&P 500 Mini Index XSP	(10)	(684,020)	672.00	November 2025	(825)
S&P 500 Mini Index XSP	(10)	(684,020)	674.00	November 2025	(1,035)
S&P 500 Mini Index XSP	(10)	(684,020)	676.00	November 2025	(1,305)
S&P 500 Mini Index XSP	(13)	(889,226)	678.00	November 2025	(2,152)
S&P 500 Mini Index XSP	(13)	(889,226)	680.00	November 2025	(2,750)
S&P 500 Mini Index XSP	(12)	(820,824)	682.00	November 2025	(3,246)
S&P 500 Mini Index XSP	(12)	(820,824)	684.00	November 2025	(4,134)
S&P 500 Mini Index XSP	(13)	(889,226)	686.00	November 2025	(5,720)
Total Written Put Options (Premiums Received $69,084)					(45,444)
Total Written Options (Premiums Received $115,595)					$(47,307)

See accompanying notes which are an integral part of these financial statements.

Hull Tactical US ETF

Schedule of Futures Contracts

October 31, 2025

	Contracts	Expiration Date	Notional Value	Value	Value and Unrealized Appreciation (Depreciation)
LONG CONTRACTS
Cboe Volatility Index Future	169	January 2026	$3,635,775	$3,557,788	$(77,987)
Cboe Volatility Index Future	125	February 2026	2,656,113	2,693,750	37,637
CME E-Mini S&P 500 Index Future	78	December 2025	26,812,886	26,808,600	(4,286)
Micro E-Mini S&P 500 Index Future	139	December 2025	4,789,155	4,777,430	(11,725)
					(56,361)

SHORT CONTRACTS
Cboe Volatility Index Future	(93)	November 2025	$(1,833,274)	$(1,779,164)	$54,110
Cboe Volatility Index Future	(88)	December 2025	(1,726,518)	(1,756,762)	(30,244)
					23,866
Total Futures					$(32,495)

See accompanying notes which are an integral part of these financial statements.

Hull Tactical US ETF

Statement of Assets and Liabilities

October 31, 2025

Assets
Investments in securities at fair value (cost $90,058,774)	$101,839,637
Cash and cash equivalents	26,071,027
Deposit at broker for futures contracts	8,908,826
Receivable for investments sold	17,428
Receivable for net variation margin on futures contracts	32,591
Interest receivable	75,165
Total Assets	136,944,674
Liabilities
Written options, at value (premiums received $115,595)	47,307
Payable for investments purchased	64
Payable to Adviser	69,762
Total Liabilities	117,133
Net Assets	$136,827,541
Net Assets consist of:
Paid-in capital	$111,182,785
Accumulated earnings	25,644,756
Net Assets	$136,827,541
Shares outstanding (unlimited number of shares authorized, no par value)	3,145,000
Net asset value, offering and redemption price per share	$43.51

See accompanying notes which are an integral part of these financial statements.

Hull Tactical US ETF

Statement of Operations

For the Year Ended October 31, 2025

Investment Income
Dividend income	$445,960
Interest income	2,106,699
Total investment income	2,552,659

Expenses
Investment Adviser fees	915,563
Total expenses	915,563
Net investment income	1,637,096

Net Realized and Change in Unrealized Gain (Loss) on Investments
Net realized gain on:
Investment securities	3,132,387
Purchased options	146,169
Written options	2,138,445
Futures contracts	7,704,698
Change in unrealized appreciation on:
Investment securities	5,659,167
Purchased options	21,099
Written options	183,050
Futures contracts	645,318
Net realized and change in unrealized gain on investments	19,630,333
Net increase in net assets resulting from operations	$21,267,429

See accompanying notes which are an integral part of these financial statements.

Hull Tactical US ETF

Statements of Changes in Net Assets

	For the Year Ended October 31, 2025	For the Year Ended October 31, 2024
Increase (Decrease) in Net Assets due to:
Operations
Net investment income	$1,637,096	$1,167,498
Net realized gain (loss) on investment securities transactions, purchased options, written options and foreign currency translations	13,121,699	11,038,268
Net change in unrealized appreciation (depreciation) of investment securities, purchased options and written options	6,508,634	2,830,095
Net increase in net assets resulting from operations	21,267,429	15,035,861
Distributions to shareholders from Earnings	(10,877,406)	(423,100)

Capital Transactions:
Proceeds from shares sold	78,997,631	53,986,166
Amount paid for shares redeemed	(32,062,675)	(20,521,203)
Net increase in net assets resulting from capital transactions	46,934,956	33,464,963
Total Increase in Net Assets	57,324,979	48,077,724

Net Assets
Beginning of year	79,502,562	31,424,838
End of year	$136,827,541	$79,502,562

Share Transactions - Fund Class:
Shares sold	2,080,000	1,310,000
Shares redeemed	(770,000)	(500,000)
Net increase in shares	1,310,000	810,000

See accompanying notes which are an integral part of these financial statements.

Hull Tactical US ETF

Financial Highlights

(For a share outstanding during each period)

	For the Years Ended October 31,		For the Eleven Months Ended October 31,		For the Years Ended November 30,
	2025	2024	2023(a)		2022	2021		2020
Selected Per Share Data:
Net asset value, beginning of period	$43.33	$30.66	$30.77		$34.50	$29.12		$26.72

Investment operations:
Net investment income (loss)(b)	0.65	0.90	0.50		0.04	(0.01)		0.08
Net realized and unrealized gain (loss)	6.30	12.19	1.04	(c)	(0.97)	6.65		2.57
Total from investment operations	6.95	13.09	1.54		(0.93)	6.64		2.65

Less distributions to shareholders from:
Net investment income	(0.81)	(0.42)	(0.11)		—	—		(0.25)
Net realized gains	(5.96)	—	(1.54)		(2.80)	(1.26)		—
Total distributions	(6.77)	(0.42)	(1.65)		(2.80)	(1.26)		(0.25)

Net asset value, end of period	$43.51	$43.33	$30.66		$30.77	$34.50		$29.12

Total Return(d)	18.11%	42.99%	5.61	%(e)	(3.07)%	23.60%		9.99%

Ratios and Supplemental Data:
Net assets, end of period (000 omitted)	$136,828	$79,503	$31,425		$24,612	$27,596		$26,211
Ratio of net expenses to average net assets(f)	0.91%	0.91%	0.91	%(g)	0.91%	0.96	%(h)	0.91%
Ratio of net investment income (loss) to average net assets(f)	1.62%	2.26%	1.74	%(g)	0.12%	(0.03)%		0.31%
Portfolio turnover rate(i)	71%	112%	46	%(e)	215%	393%		833%

(a)	The Fund changed its fiscal year to October 31.
(b)	Per share net investment income has been calculated using the average shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains on investments for that period because the sales and repurchase of Fund shares in relation to fluctuating market value of the investments of the Fund.
(d)	Total return represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.
(e)	Not annualized.
(f)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying exchange-traded funds in which the Fund invests.
(g)	Annualized.
(h)	The expense ratio includes security sold short fees on securities sold short. Had this expense been excluded, the ratio would have been 0.91%.
(i)	Portfolio turnover rate is for the period indicated. Excludes effect of securities received or delivered from processing in-kind creations or redemptions.

See accompanying notes which are an integral part of these financial statements.

Hull Tactical US ETF

Notes to the Financial Statements

October 31, 2025

NOTE 1. ORGANIZATION

Hull Tactical US ETF (the “Fund”) was organized as a diversified series of Capitol Series Trust (the “Trust”) at a meeting of the Board of Trustees (the “Board”) held on March 6-7, 2023. The Trust is an open-end investment management company established under the laws of Ohio by an Agreement and Declaration of Trust dated September 18, 2023 (the “Trust Agreement”). The Trust Agreement permits the Board to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Board. The Fund’s investment adviser is HTAA, LLC (the “Adviser”). The Fund’s investment objective is to seek long-term capital appreciation.

The Fund has adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update 2023-07, Segment Reporting (Topic 280) - Improvements to Reportable Segment Disclosures. Adoption of the standard impacted financial statement disclosures only and did not affect the Fund’s financial position or the results of its operations. An operating segment is defined in Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The CODM is the President and Principal Executive Officer of the Fund. The Fund operates as a single operating segment. The Fund’s income, expenses, assets, changes in net assets resulting from operations and performance are regularly monitored and assessed as a whole by the CODM responsible for oversight functions of the Fund, using the information presented in the financial statements and financial highlights.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Hull Tactical US ETF

Notes to the Financial Statements (continued)

October 31, 2025

Federal Income Taxes – The Fund makes no provision for federal income or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net realized capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

The Fund recognizes tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous tax year end and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Expenses – Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or another appropriate basis (as determined by the Board). The Adviser has agreed to pay all regular and recurring expenses of the Fund under terms of the management agreement.

Security Transactions and Related Income – Throughout the reporting period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, security transactions are accounted for on trade date on the last business day of the reporting period. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis and includes the amortization of premium or accretion of discount based on the effective yield.

Dividends and Distributions – The Fund intends to distribute its net investment income and net realized long-term and short-term capital gains, if any, at least annually. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing

Hull Tactical US ETF

Notes to the Financial Statements (continued)

October 31, 2025

of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified among the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value (“NAV”) per share of the Fund.

Counterparty Risk and Collateral – The Fund invests in exchange-traded derivatives, such as futures and exchange-traded options. Counterparty risk on these derivatives is minimal because the clearinghouse provides protection against counterparty defaults. For futures, the Fund is required to deposit collateral in the amount specified by the clearinghouse and the clearing firm (“margin requirement”), and the margin requirement must be maintained over the life of the contract. Collateral for exchange-traded derivatives may be in the form of cash or debt securities issued by the U.S. government or related agencies, although other securities may be used. Cash posted by the Fund, if any, is reflected as deposits at broker in the accompanying financial statements and generally is restricted from withdrawal by the Fund. Securities posted by the Fund, if any, are noted in the accompanying Schedule of Investments. Both forms of collateral remain in the Fund’s assets. Exchange-traded derivatives may only be closed out on the exchange or clearinghouse where the contracts were cleared. This ability is subject to the liquidity of underlying positions.

Futures Contracts – The Fund utilized futures contracts during the fiscal year ended October 31, 2025 to seek the desired long or short exposure to the S&P 500® Index. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the futures contract. Under the Futures Agreement the Future Commission Merchant (“FCM”) generally has the right, in the event that the Fund defaults, to liquidate the Fund’s open positions and to use those proceeds and any related collateral posted by the Fund to satisfy the Fund’s obligations to the FCM. Such setup provisions are considered “one-sided” or “asymmetrical” in that, although the FCM has the corresponding right to offset its assets and liabilities with the FCM in the event of a default by FCM. A Futures Agreement with “one-sided” setoff provision does not meet the definition of an enforceable master netting (or similar) agreement in that the reporting entity has no right of set off.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves

Hull Tactical US ETF

Notes to the Financial Statements (continued)

October 31, 2025

the risk that the Fund could lose more than the original margin deposit required to initiate a futures transaction. The Fund invested in futures contracts during the fiscal year ended October 31, 2025 that had equity risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Options Contracts – The Fund may purchase and sell put and call options. A call option gives a holder the right to purchase a specific security or an index at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security or an index at a specified price within a specified period of time. The initial purchaser of a call option pays the “writer,” i.e., the party selling the option, a premium which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. The Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. The Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

Options may relate to particular securities and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options on particular securities may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities themselves. Refer to the Fund’s Schedule of Investments for details regarding open option contracts as of October 31, 2025. The amount of realized gain (loss) on Purchased and Written Options is presented on the Statement of Operations as Net Realized Gain on Purchased and Written Options. The change in the net fair value of the Purchased and Written Options is included in the Statement of Operations as Net Change in Unrealized Appreciation (Depreciation) on Purchased and Written Options.

Derivative Transactions – The following tables identify the location and fair value of derivative instruments on the Statement of Assets and Liabilities as of October 31, 2025 and the effect of derivative instruments on the Statement of Operations for the fiscal year ended October 31, 2025.

Hull Tactical US ETF

Notes to the Financial Statements (continued)

October 31, 2025

As of October 31, 2025:

Location of Derivatives on Statement of Assets and Liabilities
Derivatives	Asset Derivatives	Liability Derivatives	Fair Value
Equity Price Risk:
Purchased Options	Investments in securities at fair value		$83,847

Written Options		Written options, at fair value	(47,307)

Futures Contracts	Receivable for net variation margin on futures contracts		32,591

For the fiscal year ended October 31, 2025:

Derivatives	Location of Gain (Loss) on Derivatives on Statement of Operations	Realized Gain on Derivatives	Change in Unrealized Appreciation (Depreciation) on Derivatives
Equity Price Risk:
Purchased Options	Net realized gain (loss) and change in unrealized appreciation (depreciation) on purchased options	$146,169	$21,099

Written Options	Net realized gain and change in unrealized appreciation (depreciation) on written options	2,138,445	183,050

Futures Contracts	Net realized gain and change in unrealized appreciation (depreciation) on futures contracts	7,704,698	645,318

Hull Tactical US ETF

Notes to the Financial Statements (continued)

October 31, 2025

The following table summarizes the average ending monthly fair value of derivatives outstanding during the fiscal year ended October 31, 2025:

Derivatives	Average Ending Monthly Fair Value
Purchased Options(a)	$126,203
Written Options(a)	(175,426)
Long Futures Contracts(a)	52,526,190
Short Futures Contracts(a)	(5,560,364)

(a)	Average based on the 12 months during the period that had activity.

The following table provides a summary of offsetting financial liabilities and derivatives and the effect of derivative instruments on the Statement of Assets and Liabilities as of October 31, 2025:

				Gross Amounts Not Offset in Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statement of Assets and Liabilities	Net Amounts of Liabilities Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Written Options	$47,307	$—	$47,307	$(47,307)	$—	$—

	Gross Amounts of Recognized Assets	Gross Amounts Offset in Statement of Assets and Liabilities	Net Amounts of Assets Presented in Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged		Net Amount
Variation Margin on Futures Contracts	$32,591	—	$32,591	—	—	*	—

*	Any over-collateralization of total financial instruments is not shown. Collateral amounts can be found on the Statement of Assets and Liabilities as Deposit at broker for futures contracts.

Hull Tactical US ETF

Notes to the Financial Statements (continued)

October 31, 2025

NOTE 3. SECURITIES VALUATION AND FAIR VALUE MEASUREMENTS

The Fund values its portfolio securities at fair value as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4:00 p.m. Eastern Time) on each business day the NYSE is open for business. Fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained and available from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – other significant observable inputs (including, but not limited to, quoted prices for an identical security in an inactive market, quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Hull Tactical US ETF

Notes to the Financial Statements (continued)

October 31, 2025

In computing the NAV of the Fund, fair value is based on market valuations with respect to portfolio securities for which market quotations are readily available. Pursuant to Board approved policies, the Fund relies on independent third-party pricing services to provide the current market value of securities. Those pricing services value equity securities, including exchange-traded funds, exchange-traded notes, closed-end funds and preferred stocks, traded on a securities exchange at the last reported sales price on the principal exchange. Equity securities quoted by Nasdaq are valued at the Nasdaq Official Closing Price. If there is no reported sale on the principal exchange, equity securities are valued at the mean between the most recent quoted bid and asked price. When using market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Investments in open-end mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the pricing service of the funds and are generally categorized as Level 1 securities. Debt securities are valued using evaluated prices furnished by a pricing vendor selected by the Board and are generally classified as Level 2 securities.

Option contracts are generally traded on an exchange and are generally valued at the last quoted sales price. If there is no such reported sale on the valuation date, options will be valued at the mean between the last bid and ask priced on the valuation date. The option contracts will generally be categorized as Level 1 securities unless the market is considered inactive or the absence of a last bid or ask price, in which case, they will be categorized as Level 2 securities.

Futures contracts that the Fund invests in are valued at the settlement price established each day by the board of trade or exchange on which they are traded, and when the market is considered active, will generally be categorized as Level 1 securities.

In the event that market quotations are not readily available or are considered unreliable due to market or other events, securities are valued in good faith by the Adviser as “valuation designee” under the oversight of the Board. The Adviser has adopted written policies and procedures for valuing securities and other assets in circumstances where market quotes are not readily available. In the event that market quotes are not readily available, and the security or asset cannot be valued pursuant to one of the valuation methods, the value of the security or asset will be determined in good faith by the Adviser pursuant to its policies and procedures. On a quarterly basis, the Adviser’s fair valuation determinations will be reviewed by the Board. Under these policies, the securities will be classified as Level 2 or 3 within the fair value hierarchy, depending on the inputs used.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2025:

Hull Tactical US ETF

Notes to the Financial Statements (continued)

October 31, 2025

Assets	Valuation Inputs
	Level 1	Level 2	Level 3	Total
Exchange-Traded Funds	$67,902,389	$—	$—	$67,902,389
U.S. Government & Agencies	—	33,853,401	—	33,853,401
Purchased Options	83,847	—	—	83,847
Total	$67,986,236	$33,853,401	$—	$101,839,637

Liabilities
Written Options	$(47,307)	$—	$—	$(47,307)
Futures(a)	(32,495)	—	—	(32,495)
Total	$(79,802)	$—	$—	$(79,802)

(a)	The amount shown represents the net unrealized depreciation of the futures contracts.

The Fund did not hold any investments at the end of the reporting period for which significant unobservable inputs (Level 3) were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

NOTE 4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

The Adviser, under the terms of the investment advisory agreement with the Trust with respect to the Fund (the “Agreement”), manages the Fund’s investments. As compensation for its management services, the Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 0.91% of the Fund’s average daily net assets. Pursuant to its Agreement, the Adviser is required to pay all other expenses of the Fund (other than taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses) so that total annual fund operating expenses remain at 0.91% of the Fund’s average daily net assets.

For the fiscal year ended October 31, 2025, the Adviser earned a fee of $915,563 from the Fund. At October 31, 2025, the Fund owed the Adviser $69,762 relating to the Adviser fee.

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration and fund accounting services to the Fund. The Adviser pays Ultimus fees in accordance with the agreements for such services.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of Ultimus, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives fees from the Adviser, which are approved by the Board.

Hull Tactical US ETF

Notes to the Financial Statements (continued)

October 31, 2025

The Board supervises the business activities of the Trust. Each Trustee serves as a Trustee for the lifetime of the Trust or until the earlier of his or her required retirement as a Trustee at age 78 (which may be extended for up to two years in an emeritus capacity at the pleasure and request of the Board), or until he/she dies, resigns, or is removed, whichever is sooner. “Independent Trustees”, meaning those Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, as amended, have each received an annual retainer of $2,000 per Fund and $500 per Fund for each quarterly Board meeting. The Trust also reimburses Trustees for out-of-pocket expense incurred in conjunction with attendance at Board meetings.

The officers of the Trust are employees of Ultimus. Northern Lights Distributors, LLC (the “Distributor”) acts as the principal distributor of the Fund’s shares. The Distributor is an affiliate of Ultimus. The Distributor is compensated by the Adviser (not the Fund) for acting as principal underwriter.

NOTE 5. PURCHASES AND SALES OF SECURITIES

For the fiscal year ended October 31, 2025, purchases and sales of investment securities, other than short-term investments, were $41,535,154 and $30,579,844, respectively.

There were no purchases or sales of in-kind transactions for the fiscal year ended October 31, 2025.

For the fiscal year ended October 31, 2025, the Fund incurred net realized gains of $0 on in-kind redemptions.

There were no purchases or sales of long-term U.S. government obligations during the fiscal year ended October 31, 2025.

NOTE 6. CAPITAL SHARES TRANSACTIONS

Shares are not individually redeemable and may be redeemed by the Fund at NAV only in large blocks known as “Creation Units”. Shares are created and redeemed by the Fund only in Creation Unit size aggregations of 50,000 shares. Only Authorized Participants or transactions done through an Authorized Participant are permitted to purchase or redeem Creation Units from the Fund. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Such transactions are generally permitted on an in-kind basis, with a balancing cash component to equate the transaction to the NAV per share of the Fund on the transaction date. Cash may be substituted equivalent to the value of certain securities generally when they are

Hull Tactical US ETF

Notes to the Financial Statements (continued)

October 31, 2025

not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances. In addition, the Fund may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by the Fund in effecting trades. A fixed fee payable to the Custodian may be imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”). Purchases and redemptions of Creation Units for cash or involving cash-in-lieu are required to pay an additional variable charge to compensate the Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge”, and together with the Fixed Fee, the “Transaction Fees”). For the fiscal year ended October 31, 2025, the Fund received $19,000 and $0 in Fixed Fees and Variable Charges, respectively. The Transaction Fees for the Fund are listed in the table below:

Fixed Fee	Variable Charge
$500	2.00%*

*	The maximum Transaction Fee may be up to 2.00% of the amount invested.

NOTE 7. FEDERAL TAX INFORMATION

At October 31, 2025, the net unrealized appreciation (depreciation) and tax cost of investments for tax purposes were as follows:

Gross unrealized appreciation	$10,908,721
Gross unrealized depreciation	(43,994)
Net unrealized appreciation on investments	$10,864,727
Tax cost of investments	$90,974,910

The tax character of distributions paid for the fiscal years ended October 31, 2025 and October 31, 2024 were as follows:

	2025	2024
Distributions paid from:
Ordinary income(a)	$4,027,266	$423,100
Net long-term capital gains	6,850,140	—
Total distributions paid	$10,877,406	$423,100

(a)	Short-term capital gain distributions are treated as ordinary income for tax purposes.

At October 31, 2025, the components of accumulated earnings (deficit) on a tax basis were as follows:

Hull Tactical US ETF

Notes to the Financial Statements (continued)

October 31, 2025

Undistributed ordinary income	$6,482,280
Undistributed long-term capital gains	8,297,750
Unrealized appreciation on investments	10,864,727
Total accumulated earnings	$25,644,757

For Federal income tax purposes, the cost of securities owned at October 31, 2025, and the net realized gains or losses on securities sold for the period, were different from amounts reported for financial reporting purposes primarily due to wash sales, derivative mark to market and temporary differences, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

NOTE 8. INDEMNIFICATIONS

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from their performance of their duties to the Trust or the Fund. Additionally, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

NOTE 9. UNDERYLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Fund may invest a significant portion of its assets in shares of one or more investment companies, including ETFs. The Fund will incur additional indirect expenses (acquired fund fees and expenses) to the extent it invests in shares of other investment companies. As of October 31, 2025, the Fund had 49.63% of the value of its net assets invested in ETFs. The financial statements of these ETFs can be found at www.sec.gov.

NOTE 10. SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Hull Tactical US ETF and

Board of Trustees of Capitol Series Trust

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, written option contracts, and schedule of futures contracts, of Hull Tactical US ETF (the “Fund”), a series of Capitol Series Trust, as of October 31, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2025, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2025, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2016.

COHEN & COMPANY, LTD.

Cleveland, Ohio

December 23, 2025

Additional Federal Income Tax Information (Unaudited)

The Form 1099-DIV you receive in January 2026 will show the tax status of all distributions paid to your account in calendar year 2025. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately 6.56% or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for a reduced tax rate.

Qualified Business Income. The Fund designates approximately 6.63% of its ordinary income dividends, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified business income.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s calendar year 2025 ordinary income dividends, 0% qualifies for the corporate dividends received deduction.

For the fiscal year ended October 31, 2025, the Fund designated $6,850,140 as long-term capital gain distributions.

Additional Information (Unaudited)

Changes in and Disagreements with Accountants

There were no changes in or disagreements with accountants during the period covered by this report.

Proxy Disclosures

Not applicable.

Remuneration Paid to Directors, Officers and Others

Refer to the financial statements included herein.

Statement Regarding Basis for Approval of Investment Advisory Agreement

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Included under Item 7

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Included under Item 7

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable – applies to closed-end funds only

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

None

Item 16. Controls and Procedures

(a)	The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-(2) under the Act, based on their evaluation of these disclosure controls and procedures as of a date within 90 days of this report on Form N-CSR.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19. Exhibits.

(a)(1)	Code of Ethics attached hereto.

(a)(2)	Not applicable.

(a)(3)	Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2under the Investment Company Act of 1940 are filed herewith.

(a)(4)	Not applicable.

(b)	Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Capitol Series Trust

By (Signature and Title)	/s/ Matthew J. Miller
Matthew J. Miller, Principal Executive Officer

Date	1/02/2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Matthew J. Miller
Matthew J. Miller, Principal Executive Officer

Date	1/02/2026

By (Signature and Title)	/s/ Zachary P. Richmond
Zachary P. Richmond, Principal Financial Officer

Date	1/02/2026